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[CHECK]

$173,000.00    September 5, 1995
On demand after date I promise to pay to the order of TransTerra Co.
One hundred seventy three thousand and no/100 Dollars at Omaha, Nebraska
Value received with interest at 7-1/4 percent per annum through 9/30/95. Interest will be adjusted to AmeriTrade broker call rate on 3/31, 6/30, 9/30 and 12/31 during the term of this loan.
No. ----- Due on demand.
Replaces note dated 4/24/95
John Joe Ricketts



                                      /s/ JOHN J. RICKETTS
                                      ---------------------------